                                                                    EXHIBIT 10.3

                       CYPRESS FINANCIAL SERVICES, INC.

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT ("Agreement") is made as of the 30th day of September 1996, by and between Cypress Financial Services, Inc., a Nevada corporation (the "Company"), and each of the persons listed on
Schedule 1.1 hereto, each of which is herein referred to as an "Investor" and collectively are herein referred to as the "Investors."

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1.  Sale and Issuance of Series A Preferred Stock.
                ---------------------------------------------

                (a) The Company shall adopt and file with the Secretary of State of California on or before the Closing (as defined below) the Certificate of Determination in the form attached hereto as EXHIBIT A (the "Certificate").

                (b) Subject to the terms and conditions of this Agreement, the Investors agree to purchase at the Closing, or pursuant to Section 1.3 below, and the Company agrees to sell and issue to the Investors at the Closing, or pursuant to Section 1.3 below, 345,000 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"). Each Investor agrees, severally, to purchase at the Closing the number of shares set forth opposite each Investor's name on Schedule 1.1 for the aggregate purchase price of
                        -------------
$690,000 or  $2.00 per share.

          1.2.  Closing.  The purchase and sale of the Series A Preferred Stock
                -------
shall take place at the Company's office located at 5400 Orange Avenue, Suite 200, Cypress, California 90630, at 10:00 a.m. on September 30, 1996, or at such other time and place as the Company and the Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to the Investor certificates representing the Series A Preferred Stock which the Investor is purchasing against delivery to the Company by the Investor of the purchase price therefor as described above by delivery of the Investor's original outstanding promissory note from the company marked "Cancelled".

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to the Investors that, except as set forth on a Schedule of Exceptions specifically identifying the relevant subparagraph hereof and attached hereto as EXHIBIT C

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. The Company has furnished Investors with true and complete copies of its Articles of Incorporation and bylaws or amended through the date hereof.

          2.2  Capitalization and Voting Rights.  The authorized capital of the
               --------------------------------
Company, as set forth in EXHIBIT C, consists, immediately prior to the Closing, of:

               (i)    Preferred Stock.  5,000,000 shares of Preferred Stock (the
                      ---------------
"Preferred Stock"), of which 345,000 shares have been designated Series A Preferred Stock, none of which are issued and outstanding, and up to all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Company's Certificate of Determination.

               (ii)   Common Stock. 30,000,000 shares of common stock ("Common
                      ------------
Stock"), of which 4,500,271 shares are issued and outstanding as of September 9, 1996.

               (iii) Except for the conversion privileges of the Series A Preferred Stock to be issued under this Agreement and the stock or stock options to be issued to officers, directors, employees or consultants of the Company to be exercisable for a maximum of 450,000 shares of the Company's Common Stock, in the aggregate (of which 129,400 stock options are outstanding), and except as set forth on Schedule 2.2 hereto, there are no outstanding any rights of first refusal, options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3  Authorization.  All corporate, stockholder and other actions on
               -------------
the part of the Company, its officers, directors and stockholders, affiliates or agents necessary for the authorization, execution and delivery of this Agreement and the Rights Agreement, the continuing performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series A Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

          2.4  Valid Issuance of Preferred and Common Stock.
               --------------------------------------------

               (a) The Series A Preferred Stock being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws, as presently in effect.

               (b) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

          2.5  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of a Notice of Transaction Pursuant to California Corporations Code Section 25102(f) which filings will be effected within fifteen (15) days of the sale of the Series A Preferred Stock hereunder and notice of sale pursuant to Regulation D under the 1933 Act.

          2.6  Litigation.  There is no private or governmental action, suit,
               ----------
proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby.

          2.7  Compliance with Other Instruments.  The Company is not in
               ---------------------------------
violation or default of any provisions of its existing Articles of Incorporation, the Certificate of Determination, its Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice or both, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance of any kind upon any assets of the Company.

          2.8  Registration Rights.  Except as provided in the Rights Agreement,
               -------------------
the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.9  Private Sale.  Subject in part to the truth and accuracy of the
               ------------
Investors' representations and warranties set forth in Section 3 below, the offer and sale of the shares of Series A Preferred Stock are exempt from the registration requirements of Section 5 of the Securities Act of 1993, as amended (the "Act"), and neither the Company nor any authorized agent acting on its behalf will take any action hereinafter that would cause the loss of such exemption.

     3.  Representations and Warranties of the Investor.  Each Investor hereby,
         ----------------------------------------------
severally, represents and warrants that:

          3.1  Authorization.  This Agreement constitutes its valid and legally
               -------------
binding obligation, enforceable in accordance with its terms.

          3.2  Purchase Entirely for Own Account.  The Investor understands that
               ---------------------------------
the Company is making this Agreement with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Series A Preferred Stock to be received by the Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Investor represents that it has full power and authority to enter into this Agreement.

          3.3  Disclosure of Information.  Subject in part to the truth and
               -------------------------
accuracy of the representatives and warranties of the Company, the Investor acknowledges that it has had access to all the information it considers necessary or appropriate for deciding whether to purchase the Series A Preferred Stock. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4  Investment Experience.  The Investor acknowledges that it is able
               ---------------------
to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock.

          3.5  Accredited Investors Pre-Existing Relationship.  The Investor is
               ----------------------------------------------
an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as now in effect or has a pre-existing substantive relationship with the Company (or its affiliates) such that the Company has knowledge of the Investor's employment history, business experience, business or professional education, investment experience, income and net worth as well as the Investor's ability to evaluate the merits and risks of the Investment in the Series A Preferred Stock.

          3.6  Restricted Securities.  The Investor understands that the shares
               ---------------------
of Series A Preferred Stock it is purchasing are, and the shares of Common Stock into which they may be converted will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as now in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7  Legends.  It is understood that the certificates evidencing the
               -------
Series A Preferred Stock (and the Common Stock issuable upon conversion thereof) may bear one or both of the following legends:

          (a) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("STATE ACT"). THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD OR TRANSFERRED FOR VALUE DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF SUCH REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF THE COMPANY; and

          (b) ANY LEGEND REQUIRED BY THE LAWS OF ANY STATE, INCLUDING ANY LEGEND REQUIRED BY THE CALIFORNIA DEPARTMENT OF CORPORATIONS AND SECTIONS 417 AND 418 OF THE CALIFORNIA CORPORATIONS CODE

     4.   Conditions of Investor's Obligations at Closing.   The obligations of
          -----------------------------------------------
the Investor under Section 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

          4.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, including, without limitation, the filing of the Certificate of Determination with the Secretary of State of the State of Nevada.

          4.3  No Adverse Events.  Between the date hereof and the Closing,
               -----------------
neither the business, assets or condition, financial or otherwise, of the Company taken as a whole shall have been adversely affected in any manner, including, without limitation, as a result of any fire, flood, explosion, accident, drought, strike, walkout, riot, sabotage, confiscation, condemnation or purchase of property by governmental authority, legislative act by any governmental authority, activities of Armed Forces or acts of God or the public enemy.

          4.4  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to the Investor at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.5  Qualifications.  The offer and sale of the Series A Preferred
               --------------
Stock and the underlying Common Stock to the Investor pursuant to this Agreement shall be exempt from such qualification under applicable federal and state securities laws.

          4.6.  Rights Agreement.  The Company and each Investor shall have
                ----------------
entered into the Rights Agreement in the form attached hereto as EXHIBIT D.

     5.  Conditions of the Company's Obligations at Closing.  The obligations of
         --------------------------------------------------
the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Payment of Purchase Price.  The Investor shall have delivered the
               -------------------------
purchase price specified on Schedule 1.1 hereto by delivering the original promissory Note from the Company marked "Cancelled".

          5.3  Compliance with State Securities Laws.  The Company shall have
               -------------------------------------
obtained all permits and qualifications required by any state for the offer and sale of the Shares and the Conversion Stock, or shall have the availability of exemptions therefrom.

     6.  Miscellaneous.
         -------------

          6.1.  Survival of Warranties.  The warranties, representations and
                ----------------------
covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          6.2.  Successors and Assigns.  Except as otherwise provided herein,
                ----------------------
the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series A Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3.   Governing Law.  This Agreement shall be governed by and
                 -------------
construed under the internal laws of the State of California.

          6.4.   Counterparts.  This Agreement may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.5.   Titles and Subtitles.  The titles and subtitles used in this
                 --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6.   Notices.  Unless otherwise provided, any notice required or
                 -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or on three
(3) days after the date of deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the Schedule 1.1 hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          6.7.   Expenses.  Upon Closing, the Company shall pay all costs and
                 --------
expenses that it has incurred with respect to the negotiation, execution,
delivery and performance of this Agreement.   If any action at law or in equity
is necessary to enforce or interpret the terms of this Agreement or the Certificate of Determination, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.8.   Amendments and Waivers.  Any term of this Agreement may be
                 ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of a majority of the holders of Series A Preferred Stock (or the Common Stock issuable upon conversion thereof). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder or all such securities, and the Company.

          6.9.   Severability.  If one or more provisions of this Agreement are
                 ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.10.  Complete Agreement.  This Agreement, together with the
                 ------------------
agreements and documents referred to herein, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings by and between the Investor and the Company.

          7.   Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which may be executed by less than all of the Investors, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement dated September 30, 1996.

                                   Cypress Financial Services, Inc.,
                                   a Nevada corporation


                                   By: /s/ Farrest Hayden
                                       ------------------
                                   Farrest Hayden, President
                                   Address:
                                   5400 Orange Avenue, Suite 200
                                   Cypress, California 90630


"INVESTORS"

/s/ Farrest Hayden
-----------------------
Farrest Hayden

/s/ Otto Lacayo
-----------------------
Otto Lacayo

/s/ Thomas Ziegler
-----------------------
Thomas Ziegler